Exhibit (a)(1)(H)

Amended and Restated Letter of Transmittal

For Tender of Shares of Common Stock

Pursuant to the Offer to Purchase, Dated February 13, 2020 (as Supplemented and Amended)

by

MGM Resorts International

Up to $1,250,000,000 of its Shares of Common Stock

At a Cash Purchase Price Not More than $28.00 per Share Nor Less than $23.50 per Share

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, AT THE END OF THE DAY, NEW YORK CITY TIME, ON MARCH 12, 2020, UNLESS THE OFFER IS

EXTENDED OR TERMINATED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED,

THE “EXPIRATION DATE”).

The undersigned represents that I (we) have full authority to tender without restriction the Shares (as defined herein) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for shares of common stock, par value $0.01 per share (each, a “Share,” and collectively, the “Shares”), of MGM Resorts International (the “Company,” “MGM”, “we,” “us” or “our”) tendered pursuant to this Amended and Restated Letter of Transmittal, at a price calculated as described herein and in the Offer to Purchase (as defined below) that is a price not greater than $28.00 nor less than $23.50 per Share to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions in this Amended and Restated Letter of Transmittal (together with any amendments and supplements thereto, this “Amended and Restated Letter of Transmittal”), the Offer to Purchase, dated February 13, 2020 (as previously amended and supplemented, and together with any additional amendments or supplements thereto, the “Offer to Purchase”) and other related materials as may be amended or supplemented from time to time (collectively, with the Offer to Purchase and this Amended and Restated Letter of Transmittal, the “Offer”).

THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING YOUR CERTIFICATES FOR SHARES TO COMPUTERSHARE TRUST COMPANY, N.A. (THE “DEPOSITARY”) AT ONE OF THE ADDRESSES SET FORTH BELOW. DELIVERY OF THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE COMPANY, J.P. MORGAN SECURITIES LLC AND BOFA SECURITIES, INC. (COLLECTIVELY, THE “DEALER MANAGERS”) OR GEORGESON LLC (THE “INFORMATION AGENT”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE DEPOSITORY TRUST COMPANY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Amended and Restated Letter of Transmittal, together with the certificate(s) representing your Shares, to:

If delivering by express mail, courier or other expedited service: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, Massachusetts 02021	By mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, Rhode Island 02940-3011

Voluntary Corporate Action – MGM

Pursuant to the Offer to purchase up to $1,250,000,000 in aggregate purchase price of Shares, the undersigned encloses herewith and tenders the following certificates representing shares of the Company:

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Holder(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s)	Shares Tendered
(Please fill in. Attach separate schedule if needed—See Instruction 3)
	Certificated Shares**			Book-Entry Shares and DRS Shares
	Certificate No(s)*	Total number of Shares Represented by Certificate(s)*	Number of Shares Tendered**	Number of Shares Tendered***

TOTAL SHARES

*	Need not be completed if Shares are delivered by book-entry transfer by your broker to DTC.
**	Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
***	If your Shares are held In Direct Registration (“DRS”) at Computershare indicate the amount of Shares you are tendering in the column Number of Shares Tendered.

Voluntary Corporate Action – MGM

READ THE INSTRUCTIONS CAREFULLY BEFORE

COMPLETING THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL.

Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order and if less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 15. 1st: _____________________ 2nd: ___________________ 3rd: ______________________ 4th:_______________________________ 5th: _______________________________

YOU MUST SIGN THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND

COMPLETE THE IRS FORM W-9 PROVIDED BELOW

OR, IF APPROPRIATE, IRS FORM W-8.

This Amended and Restated Letter of Transmittal (together with any amendments and supplements thereto, this “Amended and Restated Letter of Transmittal”) is to be used either if certificates for shares of common stock, par value $0.01 per share (each, a “Share,” and collectively, the “Shares”), of MGM Resorts International (the “Company,” “we,” “us” or “our”) being tendered are to be forwarded with this Amended and Restated Letter of Transmittal or, unless an Agent’s Message (defined below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by Computershare Trust Company N.A., the depositary for the Offer (the “Depositary”), at The Depository Trust Company, which is referred to as the “Book-Entry Transfer Facility,” pursuant to the procedures set forth in Section 3 of the Offer to Purchase dated February 13, 2020 (as previously amended and supplemented, and together with any additional amendments or supplements thereto, the “Offer to Purchase,” and together with this Amended and Restated Letter of Transmittal and other related materials, as each may be amended or supplemented from time to time, the “Offer”).

All tenders of Shares made prior to our announcement of the amendment of the price range of the Offer on February 28, 2020 are no longer valid. Accordingly, shareholders who have previously tendered Shares by completing and returning the original Letter of Transmittal filed on February 13, 2020, including shareholders who checked the box captioned “Shares Tendered at Price Determined Under the Offer” in the original Letter of Transmittal, and who still wish to participate in the Offer, will be required to retender their Shares as provided for in the Offer to Purchase, this Amended and Restated Letter of Transmittal and the Amended and Restated Notice of Guaranteed Delivery.

Tendering shareholders must deliver either the certificates for, or timely confirmation of book-entry transfer in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their Shares and all other documents required by this Amended and Restated Letter of Transmittal to the Depositary by 12:00 Midnight, at the end of the day, New York City time, on March 12, 2020, unless we extend or terminate the Offer (such date and time, as they may be extended, the “Expiration Date”). The term Expiration Date refers to the specific time and date on which the Offer expires.

Tendering shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or timely confirmation of book-entry in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their Shares and all other documents required by this Amended and Restated Letter of Transmittal to the Depositary by the Expiration Date must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. All capitalized terms not otherwise defined herein have the meaning ascribed to them in the Offer to Purchase.

Voluntary Corporate Action – MGM

Your attention is directed in particular to the following:

1.

If you have not previously tendered Shares, or if you previously tendered Shares by completing and returning the original Letter of Transmittal and you want to retain your shares, do not take any action.

2.

All tenders of Shares made prior to our announcement of the amendment of the price range of the Offer on February 28, 2020 are no longer valid. Accordingly, if you have previously tendered Shares by completing and returning the original Letter of Transmittal filed on February 13, 2020, including if you checked the box captioned “Shares Tendered at Price Determined Under the Offer” in the original Letter of Transmittal, and you still wish to participate in the Offer, you will be required to retender your Shares as provided for in the Offer to Purchase, this Amended and Restated Letter of Transmittal and the Amended and Restated Notice of Guaranteed Delivery.

3.

If you wish to participate in the Offer and wish to maximize your chances of having Shares you are tendering by this Amended and Restated Letter of Transmittal purchased in the Offer by the Company, you should check the box marked “Shares Tendered At Price Determined Under The Offer” below and complete the other portions of this Amended and Restated Letter of Transmittal as appropriate. You should understand that this election will indicate that you will accept the Final Purchase Price as determined by us in accordance with the terms and subject to the conditions of the Offer, and this election may have the effect of lowering the Final Purchase Price and could result in your tendered Shares being purchased at $23.50 per Share, which is the low end of the price range in the Offer, less any applicable withholding taxes and without interest, a price that is below the last reported sale price of the Shares on the NYSE on February 28, 2020, the date of the announcement of the amendment of the price range for the Offer, which was $24.56 per Share, and could be below the last reported sale price of the Shares on the NYSE on the Expiration Date.

4.

If you wish to select a specific price (in multiples of $0.25) at which you will be tendering your Shares, you must select the appropriate box in the section captioned “Shares Tendered At Price Determined By Shareholder” below and complete the other portions of this Amended and Restated Letter of Transmittal as appropriate. You should understand that this election could mean that none of your tendered Shares will be purchased if you select a box other than the box representing a price at or below the Final Purchase Price.

Voluntary Corporate Action – MGM

METHOD OF DELIVERY

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED HEREWITH.

☐

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK- ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES OUTLINED IN SECTION 3 OF THE OFFER TO PURCHASE AND COMPLETE THE FOLLOWING:

Name (s) of Registered Owner (s):

Date of Execution of Amended and Restated Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number:

Voluntary Corporate Action – MGM

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

(See Instruction 5)

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX UNDER

(1) OR (2) BELOW).

(1) SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER

BY CHECKING THE BOX BELOW INSTEAD OF ONE OF THE BOXES UNDER “Shares Tendered At Price Determined By Shareholder,” the undersigned hereby tenders Shares at the Final Purchase Price as shall be determined by the Company in accordance with the terms of and subject to the conditions of the Offer.

☐

The undersigned wishes to maximize its chances of having the Company purchase all of the Shares the undersigned is tendering by this Amended and Restated Letter of Transmittal (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes below, the undersigned hereby tenders its Shares at, and is willing to accept, the Final Purchase Price as determined by the Company in accordance with the terms and subject to the conditions of the Offer. The undersigned understands that checking this box will result in its Shares being deemed to have been tendered at $23.50 per Share, which is the low end of the price range in the Offer, for purposes of determining the Final Purchase Price. The undersigned also understands that this may have the effect of lowering the Final Purchase Price and could result in the undersigned receiving a per Share price as low as $23.50, which is the low end of the price range in the Offer, less any applicable withholding taxes and without interest.

-OR-

(2) SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER

BY CHECKING ONE OF THE FOLLOWING BOXES INSTEAD OF THE BOX UNDER “Shares Tendered At Price Determined Under The Offer,” the undersigned hereby tenders Shares at the price per Share checked. The undersigned understands that this action could result in the Company purchasing none of the Shares tendered hereby if you select a box other than the box representing a price at or below the Final Purchase Price as determined by the Company in accordance with the terms and subject to the conditions of the Offer.

☐ $23.50	☐ $25.25	☐ $26.75
☐ $23.75	☐ $25.50	☐ $27.00
☐ $24.00	☐ $25.75	☐ $27.25
☐ $24.25	☐ $26.00	☐ $27.50
☐ $24.50	☐ $26.25	☐ $27.75
☐ $24.75	☐ $26.50	☐ $28.00
☐ $25.00

A SHAREHOLDER DESIRING TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE AMENDED AND RESTATED LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. THE SAME SHARES CANNOT BE TENDERED AT MORE THAN ONE PRICE UNLESS PREVIOUSLY PROPERLY WITHDRAWN AS PROVIDED IN SECTION 4 OF THE OFFER TO PURCHASE.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

Voluntary Corporate Action – MGM

ODD LOTS

(See Instruction 14)

As described in Section 1 of the Offer to Purchase, under certain conditions, shareholders holding fewer than 100 Shares may have their Shares accepted for payment before any proration of other tendered Shares. This preference is not available to partial tenders, or to beneficial or record holders of an aggregate of 100 or more Shares, even if such holders have separate accounts or certificates representing fewer than 100 Shares.

Accordingly, this section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares. The undersigned certifies that it either (check one box):

☐	owns, beneficially or of record, an aggregate of fewer than 100 Shares and is tendering all such Shares; or

☐

is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, on behalf of the beneficial owner(s), Shares with respect to which it is the record holder and (ii) believes, based upon representations made to it by the beneficial owner(s) of such Shares, that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all such Shares.

CONDITIONAL TENDER

(See Instruction 13)

A shareholder may tender Shares subject to the condition that a specified minimum number of the shareholder’s Shares tendered pursuant to the Amended and Restated Letter of Transmittal must be purchased if any Shares tendered are purchased, all as described in the Offer to Purchase and particularly in Section 6 thereof. Unless at least the minimum number of Shares indicated below is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered will be purchased. It is the tendering shareholder’s responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and the Company urges shareholder to consult their own financial and tax advisors before completing this section. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

☐	The minimum number of Shares that must be purchased, if any are purchased, is: ________Shares.

If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares and checked this box:

☐	The tendered Shares represent all Shares held by the undersigned.

Voluntary Corporate Action – MGM

LOST OR DESTROYED CERTIFICATE(S)

IF ANY SHARE CERTIFICATE REPRESENTING SHARES THAT YOU OWN HAS BEEN LOST, STOLEN OR DESTROYED, PLEASE CONTACT COMPUTERSHARE TRUST COMPANY, N.A. (“COMPUTERSHARE”) AS THE TRANSFER AGENT AT 1 (800) 678-9606 PROMPTLY TO OBTAIN INSTRUCTIONS AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE. THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED CERTIFICATES HAVE BEEN FOLLOWED. PLEASE CONTACT COMPUTERSHARE IMMEDIATELY TO PERMIT TIMELY PROCESSING OF THE REPLACEMENT DOCUMENTATION. SEE INSTRUCTION 12.

NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to MGM Resorts International, a Delaware corporation with limited liability (the “Company,” “we,” “us” or “our”), the above-described shares, par value $0.01 per share, of the Company’s shares of its common stock (each, a “Share,” and collectively, the “Shares”) at the price per Share indicated in this Amended and Restated Letter of Transmittal, to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Company’s Offer to Purchase, dated February 13, 2020 (as previously amended and supplemented, and together with any additional amendments or supplements thereto, the “Offer to Purchase”), this Amended and Restated Letter of Transmittal (together with any amendments or supplements thereto, this “Amended and Restated Letter of Transmittal”) and other related materials as may be amended or supplemented from time to time (collectively, with the Offer to Purchase and this Amended and Restated Letter of Transmittal, the “Offer”), receipt of which is hereby acknowledged.

Subject to and effective on acceptance for payment of, and payment for, Shares tendered pursuant to this Amended and Restated Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby agrees to sell, assign and transfer to the Company, or upon the order of the Company will sell, assign and transfer to the Company, all right, title and interest in and to all Shares that are being tendered hereby, to the full extent of the undersigned’s rights with respect to such tendered Shares to:

1.

deliver certificates for such tendered Shares or transfer ownership of such tendered Shares on the account books maintained by The Depository Trust Company (which, in the Offer, is called the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company upon receipt by Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), as the undersigned’s agent, of the aggregate purchase price (less any applicable withholding taxes and without interest) with respect to such tendered Shares;

2.	present such tendered Shares for cancellation and transfer on the Company’s books; and

3.	receive all benefits and otherwise exercise all rights of beneficial ownership of such tendered Shares, all in accordance with the terms of and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that the undersigned:

1.	has a “net long position” in Shares or Equivalent Securities (as defined below) that is at least equal to the number of Shares being tendered;

2.

has full power and authority to tender, sell, assign and transfer the tendered Shares and that, when the same are accepted for payment, the Company will acquire good title thereto, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other

Voluntary Corporate Action – MGM

similar obligations relating to the sale or transfer of the tendered Shares, and the same will not be subject to any adverse claim or right; and

3.

will, on request by the Depositary or the Company, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all such other Shares or other securities or rights), all in accordance with the terms of and subject to the conditions of the Offer.

All authority conferred or agreed to be conferred pursuant to this Amended and Restated Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that:

1.

the tender of Shares properly tendered pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Amended and Restated Letter of Transmittal and not properly withdrawn pursuant to Section 4 of the Offer to Purchase constitutes the undersigned’s acceptance of the terms and conditions of the Offer, and the Company’s acceptance for payment of the Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Offer;

2.

it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), for a person, acting alone or in concert with others, directly or indirectly, to tender Shares for such person’s own account unless, at the time of tender and at the Expiration Date (as defined in the Offer to Purchase), such person has a “net long position” in (i) the Shares that is equal to or greater than the amount tendered, and will deliver or cause to be delivered such Shares for the purpose of tender to the Company within the period specified in the Offer, or (ii) other securities immediately convertible into, exercisable for or exchangeable into Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer, and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Amended and Restated Letter of Transmittal will constitute the tendering shareholder’s representation and warranty to the Company that (i) such shareholder has a “net long position” in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (ii) such tender of Shares complies with Rule 14e-4;

3.

the Company will, upon the terms and subject to the conditions of the Offer, purchase Shares properly tendered and not properly withdrawn at a price calculated as described herein and in the Offer to Purchase that is a price not greater than $28.00 nor less than $23.50 per Share;

4.

upon the terms and subject to the conditions of the Offer, the Company will determine a single per Share price that it will pay for Shares properly tendered and not properly withdrawn from the Offer, taking into account the number of Shares properly tendered and the prices specified, or deemed specified, by tendering shareholders.

We will select this single per Share price (the “Final Purchase Price”) as the lowest single purchase price, not greater than $28.00 nor less than $23.50 per Share, that would allow the Company to purchase up to 53,191,489 Shares (at the low end of the price range in the Offer), or all Shares properly tendered and not properly withdrawn in the event that fewer than 44,642,857 Shares are properly tendered and not properly withdrawn. All Shares purchased in the Offer will be purchased at the Final Purchase Price, including Shares tendered at a price lower than the Final Purchase Price.

Voluntary Corporate Action – MGM

5.

the Company reserves the right, in its sole discretion, to change the per Share purchase price range and to increase or decrease the number of Shares sought in the Offer, subject to applicable law and the authority of the Company to conduct a share repurchase program of up to $1,250,000,000 in aggregate purchase price of its outstanding Shares (the “Board Authorization”). In accordance with the rules of the Securities and Exchange Commission (the “SEC”), if more than $1,250,000,000 in aggregate purchase price of Shares is tendered in the Offer at or below the Final Purchase Price, subject to the Board Authorization, the Company may increase the number of Shares accepted for payment in the Offer by no more than 2% of the outstanding Shares without extending the Expiration Date;

6.

only Shares properly tendered at prices at or below the Final Purchase Price and not properly withdrawn, will be purchased upon the terms and subject to the conditions of the Offer. However, because of proration, “Odd Lot” priority and the conditional tender provisions described in the Offer to Purchase, the Company may not purchase all of the Shares tendered at or below the Final Purchase Price if Shares having an aggregate purchase price in excess of $1,250,000,000 are properly tendered (and not properly withdrawn) at or below the Final Purchase Price;

7.

Shares not purchased in the Offer, including Shares tendered at prices in excess of the Final Purchase Price and Shares not purchased because of proration or conditional tender, will be returned to you at the Company’s expense promptly after the Expiration Date;

8.

upon the terms and subject to the conditions of the Offer and subject to applicable law and the Board Authorization, the Company expressly reserves the right, in its sole discretion, to (i) upon the occurrence of any of the conditions specified in Section 7 of the Offer to Purchase, (a) terminate the Offer and return all tendered Shares to tendering shareholders, (b) extend the Offer and, subject to withdrawal rights as set forth in Section 4 of the Offer to Purchase, retain all of the tendered Shares until the expiration of the Offer as so extended, (c) waive a condition of the Offer and, subject to any requirement to extend the period of time during which the Offer is open, purchase all of the Shares properly tendered and not properly withdrawn prior to the Expiration Date or (d) delay acceptance for payment of or payment for Shares, subject to applicable law, until satisfaction or waiver of the conditions to the Offer, and (ii) extend the period of time during which the Offer is open, and thereby delay acceptance for payment of, and payment for, any Shares, by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all Shares previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering shareholder to withdraw such shareholder’s Shares;

9.

shareholder who cannot deliver certificates for their Shares and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Amended and Restated Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase;

10.	the Company has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering Shares pursuant to the Offer;

11.

THE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF, SHAREHOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION; and

12.	the undersigned recognizes that under certain circumstances set forth in the Offer, the Company may not be required to accept for payment, purchase or pay for any Shares tendered hereby.

The undersigned agrees to all of the terms and conditions of the Offer.

Voluntary Corporate Action – MGM

Unless otherwise indicated below in the box captioned “Special Payment Instructions,” please issue the check for the purchase price for Shares accepted for payment (less any applicable withholding taxes) in the name(s) of, and/or return any certificates for Shares not properly tendered or accepted for payment to, the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price for Shares accepted for payment (less any applicable withholding taxes) and/or return any certificates for Shares not properly tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.”

In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price (less any applicable withholding taxes) for Shares accepted for payment and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated in the box captioned “Special Payment Instructions,” please credit any Shares properly tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to Shares for which Special Payment Instructions have been given. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of Shares so properly tendered.

Voluntary Corporate Action – MGM

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if certificates for Shares not properly tendered or not accepted for payment and/or the check for the purchase price for Shares accepted for payment (less any applicable withholding taxes) are to be issued in the name of someone other than the undersigned or if Shares properly tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue:     ☐ Check and/or

              ☐ Share Certificates to:

Name:

                                                 (Please Print)

Address:

                                     (Include Zip Code)

(Taxpayer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the certificates for Shares not properly tendered or not accepted for payment and/or the check for payment of the purchase price for Shares accepted for payment (less any applicable withholding taxes) are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered.”

Issue:     ☐ Check and/or

              ☐ Share Certificates to:

Name:

                                                 (Please Print)

Address:

                                     (Include Zip Code)

Voluntary Corporate Action – MGM

IMPORTANT: SHAREHOLDERS SIGN HERE
(please also complete IRS Form W-9 below or appropriate IRS Form W-8)

Signature of Owner(s):

Signature(s) of Owner(s):

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or by person(s) authorized to become registered holder(s) of share certificate(s) as evidenced by endorsement or stock powers transmitted herewith. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the full title of the person should be set forth. See Instruction 6).

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:

Complete accompanying IRS Form W-9 or appropriate IRS Form W-8.
GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 6)

Name of Firm:

(Please Print)

Address:

(Include Zip Code)

Authorized Signature:

Name:

(Please Print)

Area Code and Telephone Number:

Dated:

NOTE: A notarization by a notary public is not acceptable.

PLACE MEDALLION GUARANTEE HERE.

Voluntary Corporate Action – MGM

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.

Guarantee of Signatures. No signature guarantee is required on this Amended and Restated Letter of Transmittal if (i) this Amended and Restated Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such registered holder(s) has or have completed the box captioned “Special Delivery Instructions” or the box captioned “Special Payment Instructions” on this Amended and Restated Letter of Transmittal or (ii) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a Medallion Program approved by the Securities Transfer Agents Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution” as the term is defined in Exchange Act Rule 17Ad-15 (each an “Eligible Institution”). In all other cases, all signatures on this Amended and Restated Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6. If you have any questions regarding the need for a signature guarantee, please call the Information Agent at 1-800-283-9185.

2.

Requirements of Tender. This Amended and Restated Letter of Transmittal is to be completed by shareholder either if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder to validly tender Shares pursuant to the Offer, (i) this Amended and Restated Letter of Transmittal, properly completed and duly executed, and the certificate(s) representing the tendered Shares, together with any required signature guarantees, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Amended and Restated Letter of Transmittal prior to the Expiration Date, (ii) this Amended and Restated Letter of Transmittal, properly completed and duly executed, together with any required Agent’s Message and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Amended and Restated Letter of Transmittal prior to the Expiration Date and Shares must be delivered pursuant to the procedures for book-entry transfer set forth in this Amended and Restated Letter of Transmittal (and a book-entry confirmation must be received by the Depositary) prior to the Expiration Date or (iii) the shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If the Company extends the Offer beyond that time, tendered Shares may be withdrawn at any time until the extended Expiration Date. If, following the Expiration Date, the Company has not accepted for payment Shares that a shareholder has properly tendered to the Company by 12:00 Midnight, at the end of the day, New York City time, on April 9, 2020, such shareholder may also withdraw its Shares at any time thereafter. To withdraw tendered Shares, shareholders must deliver a written notice of withdrawal to the Depositary within the prescribed time period at one of the addresses set forth in this Amended and Restated Letter of Transmittal.

Any notice of withdrawal must specify the name of the tendering shareholder, the number of Shares to be withdrawn, and the name of the registered holder of such Shares. In addition, if the certificates for Shares to be withdrawn have been delivered or otherwise identified to the Depositary, then, before the release of the certificates, the tendering shareholder must also submit the serial numbers shown on the particular certificates for Shares to be withdrawn and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution). If Shares have been tendered pursuant to the procedures for book-entry transfer, the notice of withdrawal also must specify

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the name and the number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Shares and otherwise comply with the procedures of that facility. Withdrawals may not be rescinded and any Shares withdrawn will not be properly tendered for purposes of the Offer unless the withdrawn Shares are properly re-tendered prior to the Expiration Date by following the procedures described above.

Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Amended and Restated Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Amended and Restated Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a book-entry confirmation with respect to all such Shares), together with a Amended and Restated Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary, in each case, within two trading days after the date of execution of the Amended and Restated Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. A “trading day” is any day on which the NYSE is open for business. The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering Shares that such participant has received and agrees to be bound by the terms of the Amended and Restated Letter of Transmittal and that the Company may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF SHARES, THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES, AND THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). WHEN DELIVERING BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional Shares will be purchased. All tendering shareholders, by execution of this Amended and Restated Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Shares.

3.

Inadequate Space. If the space provided in this Amended and Restated Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4.

Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all of the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Description of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Amended and Restated Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for,

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Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.

Indication of Price at Which Shares are Being Tendered. For Shares to be properly tendered, the shareholder MUST either (1) check the box in the section captioned “Shares Tendered At Price Determined Under The Offer” in order to maximize the chance of having the Company accept for payment all of the Shares tendered pursuant to this Amended and Restated Letter of Transmittal (subject to the possibility of proration) or (2) check the box indicating the price per Share at which such shareholder is tendering Shares under “Shares Tendered At Price Determined by Shareholder.” Selecting option (1) could result in the shareholder receiving a price per Share as low as $23.50, the low end of the price range in the Offer, less any applicable withholding taxes and without interest.

ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A SHAREHOLDER WISHING TO TENDER PORTIONS OF SUCH SHAREHOLDER’S SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE AMENDED AND RESTATED LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH SHAREHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH SHAREHOLDER’S SHARES. The same Shares cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

6.

Signatures on Amended and Restated Letter of Transmittal, Stock Powers and Endorsements. If this Amended and Restated Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change or alteration whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Amended and Restated Letter of Transmittal.

If any Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Amended and Restated Letters of Transmittal as there are different registrations of certificates.

If this Amended and Restated Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing and submit proper evidence satisfactory to the Company of his or her authority to so act.

If this Amended and Restated Letter of Transmittal is signed by the registered owner(s) of Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Amended and Restated Letter of Transmittal is signed by a person other than the registered owner(s) of Shares tendered hereby, the certificate(s) representing such Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

7.

Stock Transfer Taxes. Except as otherwise provided in this Instruction 7, the Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it pursuant to the Offer. If payment of the purchase price for Shares is to be made to, or if Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if Shares tendered hereby are

Voluntary Corporate Action – MGM

registered in the name(s) of any person(s) other than the person(s) signing this Amended and Restated Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be the responsibility of the shareholder and satisfactory evidence of the payment of such taxes or exemption from the payment of such taxes may need to be submitted with this Amended and Restated Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Amended and Restated Letter of Transmittal.

8.

Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Amended and Restated Letter of Transmittal, or if a check is to be sent, and/or such certificates are to be returned, to a person other than the Voluntary Corporate Action – MGM signer of this Amended and Restated Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Amended and Restated Letter of Transmittal should be completed.

9.

Waiver of Conditions; Irregularities. All questions as to the number of Shares to be accepted, the purchase price to be paid for Shares to be accepted, the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and the validity (including time of receipt) and form of any notice of withdrawal of tendered Shares will be determined by the Company, in its sole discretion, subject to applicable laws, and such determination will be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction. The Company may delegate power in whole or in part to the Depositary. The Company reserves the absolute right to reject any or all tenders of any Shares that the Company determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company reserves the absolute right to reject any notices of withdrawal that it determines are not in proper form. The Company also reserves the absolute right, subject to the applicable rules and regulations of the SEC, to waive any of the conditions of the Offer prior to the Expiration Date or any defect or irregularity in any tender or withdrawal with respect to any particular Shares or any particular shareholder (whether or not the Company waives similar defects or irregularities in the case of other shareholders), and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction. In the event a condition of the Offer is waived with respect to any particular shareholder, the same condition will be waived with respect to all shareholders. No tender or withdrawal of Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing shareholder or waived by the Company. The Company will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender or withdrawal of Shares. Unless waived, any defects or irregularities in connection with tenders or withdrawals must be cured within the period of time the Company determines. None of the Company, the Dealer Managers, the Information Agent, the Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notification.

10.

Backup Withholding; Withholding for Non-U.S. Holders. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a U.S. Holder (as defined below) tendering Shares in the Offer must (a) qualify for an exemption, as described below or (b) provide the Depositary or other applicable withholding agent with such U.S. Holder’s correct taxpayer identification number (“TIN”) (i.e., social security number or employer identification number) on IRS Form W-9, a copy of which is included with this Amended and Restated Letter of Transmittal, and certify under penalties of perjury that (i) the TIN provided is correct, (ii) (x) the U.S. Holder is exempt from backup withholding, (y) the U.S. Holder has not been notified by the Internal Revenue Service (the “IRS”) that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the

Voluntary Corporate Action – MGM

U.S. Holder that such U.S. Holder is no longer subject to backup withholding, and (iii) the U.S. Holder is a U.S. person (including a U.S. resident alien). If a U.S. Holder does not provide a correct TIN or fails to provide the certifications described above, the payment of cash to such U.S. Holder pursuant to the Offer may be subject to backup withholding at the applicable statutory rate (currently 24%).

A “U.S. Holder” is any shareholder that for U.S. federal income tax purposes is (i) a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code, (ii) a corporation or partnership created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” within the meaning of Section 7701(a)(30) of the Code have the authority to control all substantial decisions of the trust, or, if the trust was in existence on August 20, 1996, and it has elected to continue to be treated as a United States person.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained upon timely filing an income tax return. A tendering U.S. Holder is required to give the Depositary or other applicable withholding agent the TIN of the record owner of the Shares being tendered. If Shares are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for guidance on which number to report.

If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. Writing “Applied For” means that a U.S. Holder has already applied for a TIN or that such U.S. Holder intends to apply for one soon. Notwithstanding that the U.S. Holder has written “Applied For” in Part I, the Depositary will withhold the applicable statutory rate on all payments made prior to the time a properly certified TIN is provided to the Depositary.

Some shareholders are exempt from backup withholding. To prevent possible erroneous backup withholding, exempt shareholders should consult the instructions to the enclosed IRS Form W-9 for additional guidance.

Non-U.S. Holders (as defined below) should complete and sign the main signature form and IRS Form W-8BEN or W-8BEN-E, if applicable, or other applicable IRS Form W-8 in order to avoid backup withholding. A copy of the appropriate IRS Form W-8 may be obtained from the Depositary or from the IRS website (www.irs.gov). A “Non-U.S. Holder” is a shareholder that is not a U.S. Holder. A disregarded domestic entity that has a foreign owner must use the appropriate IRS Form W-8, and not the IRS Form W-9. See the instructions to the enclosed IRS Form W-9 for more instructions.

Any payments made pursuant to the Offer, whether to U.S. or Non-U.S. Holders, that are treated as wages will be subject to applicable wage withholding (regardless of whether an IRS Form W-9 or applicable IRS Form W-8 is provided).

Because it is unclear whether the cash received by a particular Non-U.S. Holder in connection with the Offer will be treated (i) as proceeds of a sale or exchange or (ii) as a distribution, the Depositary or other applicable withholding agent may treat such payment as a dividend distribution for withholding purposes. Accordingly, payments to Non-U.S. Holders may be subject to withholding at a rate of 30% of the gross proceeds paid, unless the Non-U.S. Holder establishes an entitlement to a reduced or zero rate of withholding by timely completing, under penalties of perjury, the applicable IRS Form W-8. See Section 13 of the Offer to Purchase for further information.

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Each shareholder is urged to consult its tax advisers for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E or another version of IRS Form W-8 to claim exemption from withholding.

11.

Requests for Assistance or Additional Copies. If you have questions or need assistance, you should contact the Information Agent or the Dealer Managers at their respective addresses and telephone numbers set forth on the back cover of the Offer to Purchase. If you require additional copies of the Offer to Purchase, this Amended and Restated Letter of Transmittal, the Amended and Restated Notice of Guaranteed Delivery, the IRS Form W-9 or other related materials, you should contact the Information Agent. Copies will be furnished promptly at the Company’s expense.

12.

Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify Computershare, as the transfer agent, at the toll-free number 1 (800) 678-9606. The shareholder will then be instructed by Computershare as to the steps that must be taken in order to replace the certificate. This Amended and Restated Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

13.	Conditional Tenders. As described in Sections 3 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased.

If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Amended and Restated Letter of Transmittal and, if applicable, the Amended and Restated Notice of Guaranteed Delivery. In this box in this Amended and Restated Letter of Transmittal and, if applicable, the Amended and Restated Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

As discussed in Sections 3 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. Upon the terms and subject to the conditions of the Offer, if, because of proration (because more than the number of Shares sought are properly tendered), the minimum number of Shares that you designate will not be purchased, the Company may accept conditional tenders made at or below the Final Purchase Price by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your Shares and check the box so indicating. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of Shares.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. If you are an Odd Lot Holder (as defined in the Offer to Purchase) and you tender all of your Shares, you cannot conditionally tender, because your Shares will not be subject to proration.

The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Shares by the shareholder, rather than the payment of a dividend to the shareholder for U.S. federal income tax purposes. It is the tendering shareholder’s responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale rather than dividend treatment. Each shareholder is urged to consult his or her own tax advisor. See Section 6 of the Offer to Purchase.

14.

Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares properly tendered before the Expiration Date and not properly withdrawn, Shares purchased first will consist of all Odd Lots of less than 100 Shares from shareholders who validly tender all of their Shares at or below the Final Purchase Price and who do not validly withdraw them before the Expiration Date. Tenders of less than all of the Shares owned, beneficially or of record, by such Odd Lot Holder will not qualify for

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this preference. This preference will not be available unless the section captioned “Odd Lots” in this Amended and Restated Letter of Transmittal is completed.

15.

Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification and the amount of any gain or loss on Shares purchased. See Section 1 and Section 13 of the Offer to Purchase.

16.

Withdrawal or Change of Election. You may withdraw or change your tender by sending a written notice of withdrawal, together with any other documents required herein (except for previously delivered certificate(s) representing surrendered Shares), to the Depositary, which will be effective if received by the Depositary prior to the Expiration Date.

IMPORTANT: THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE, PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

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Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the U.S.)

	☐ Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another
LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

	5 Address (number, street, and apt. or suite no.) See instructions.							Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Social security number

-	-
or

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.	Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Form W-9 (Rev. 10-2018)	Page 3

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

• LLC treated as a partnership for U.S. federal tax purposes,

• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•  Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•  Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•  Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•  Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4
[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Form W-9 (Rev. 10-2018)	Page 4

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodialaccount of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

Form W-9 (Rev. 10-2018)	Page 5

For this type of account:		Give name and SSN of:

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantortrust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee
14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.